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                                                                     EXHIBIT 1.1

                                __,000,000 Shares

                       TRANSACT TECHNOLOGIES INCORPORATED

                                  Common Stock

                             UNDERWRITING AGREEMENT
                                                              Irvine, California
                                                               ___________, 1996


CRUTTENDEN ROTH INCORPORATED
   As Representative of the Several Underwriters
18301 Von Karman, Suite 100
Irvine, California  92715

Dear Sirs:

        Transact Technologies Incorporated, a Delaware corporation (the "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell an aggregate of ___,000,000 shares of its Common Stock, $___ par value (the "Common Shares"), to Cruttenden Roth Incorporated (the "Representatives") and the several underwriters named in Schedule I hereto (collectively with the Representatives, the "Underwriters" and individually, an "Underwriter," which terms shall also include any Underwriter substituted as hereinafter provided in Section 11). The aforementioned ___,000,000 Common Shares to be issued and sold to the several Underwriters by the Company are hereinafter referred to as the "Offered Shares." The Offered Shares shall be offered to the public at an initial offering price of $____ per Offered Share (the "Offering Price"). The Company is a wholly-owned subsidiary of Tridex Corporation, a Delaware corporation ("Tridex"). The incorporation of the Company, the transactions comprising the merger of Ithaca Peripherals Incorporated, a Delaware corporation, with and into Magnetec Corporation, a Connecticut corporation ("Magnetec"), and the issuance of by the Company of all of its outstanding capital stock to Tridex in exchange of all the outstanding capital stock of Magnetec are herein collectively referred to as the "Reorganization."

        In addition, the several Underwriters, in order to cover over-allotments in the sale of the Offered Shares, may purchase from the Company within 30 days after the Effective Date (as hereinafter defined), for their own account for offering to the public at the Offering Price, up to ____,000 additional Common Shares (the "Optional Shares"), upon the terms and

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conditions set forth in Section 4 hereof. The Offered Shares and the Optional
Shares are hereinafter collectively referred to as the "Shares." It is understood and agreed by all parties that the Company, intending to be legally bound hereby, confirms its agreement with each of the Underwriters as follows:

         1. REPRESENTATIONS AND WARRANTIES. (a) The Company represents and warrants to the several Underwriters that:

                  (i) The Company has prepared in conformity with the requirements of the Securities Act of 1933, as amended (the "Act"), and the rules, regulations, releases and instructions (the "Regulations") of the Securities and Exchange Commission (the "SEC") under the Act in effect at all applicable times and has filed with the SEC a registration statement on Form S-1 (File No. 333-___________) and one or more amendments thereto registering the Shares under the Act. Any preliminary prospectus included in such registration statement or filed with the SEC pursuant to Rule 424(a) of the Regulations is hereinafter called a "Preliminary Prospectus." The various parts of such registration statement, including all exhibits thereto and the information contained in any form of final prospectus filed with the SEC pursuant to Rule 424(b) of the Regulations in accordance with
         Section 5(i) of this Agreement and deemed by virtue of Rule 430A of the Regulations to be part of such registration statement at the time it was declared effective, each as amended at the time such registration statement became effective, are hereinafter collectively referred to as the "Registration Statement." The final prospectus in the form included in the Registration Statement or first filed with the SEC pursuant to Rule 424(b) of the Regulations and any amendments or supplements thereto is hereinafter referred to as the "Prospectus."

                  (ii) The Registration Statement has become effective under the Act as of the Effective Date, and the SEC has not issued any stop order suspending the effectiveness of the Registration Statement or preventing or suspending the use of any Preliminary Prospectus nor has the SEC instituted, threatened to institute or, to the Company's knowledge, contemplated proceedings with respect to such an order. The Company has not received any stop order suspending the sale of the Shares in any jurisdiction designated by the Representatives pursuant to Section 5(vi) hereof, and no proceedings for that purpose have been instituted or, to the Company's knowledge, are threatened or contemplated. The Company has complied with any request of the SEC or, to the Company's knowledge, any state securities commission in a state designated by the Representatives pursuant to Section 5(vi) hereof, for additional information to be included in the Registration Statement or Prospectus or otherwise. Each Preliminary Prospectus conformed to the Act and the Regulations as of its date and did not as of its date contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the

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         circumstances under which they were made, not misleading, except the foregoing shall not apply to statements in or omissions from any Preliminary Prospectus in reliance upon and in conformity with information furnished to the Company in writing by or on behalf of any Underwriter through the Representatives expressly for use therein. The Registration Statement on the date on which it was declared effective by the SEC (the "Effective Date") conformed, and any post-effective amendment thereof on the date it shall become effective, and the Prospectus at the time it is filed with the SEC pursuant to Rule 424(b) of the Regulations and on the Closing Date (as defined in Section 3 hereof) and any Option Closing Date (as defined in Section 4(b) hereof) will conform, to the requirements of the Act and the Regulations, and neither the Registration Statement, any post-effective amendment thereof nor the Prospectus (including, without limitation, the section entitled "Relationship With Tridex Corporation") will, on any of such respective dates, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, except that this representation and warranty does not apply to statements in or omissions from the Registration Statement or the Prospectus made in reliance upon and in conformity with information furnished to the Company in writing by or on behalf of any Underwriter through the Representatives expressly for use therein. It is understood that the statements appearing in any Preliminary Prospectus, the Prospectus or the Registration Statement (a) on the inside front cover page with respect to stabilization, (b) in the section entitled "Underwriting," and (c) in the section entitled "Legal Matters" with respect to the identity of counsel for the Underwriters constitute the only information furnished in writing by or on behalf of any Underwriter for inclusion in any Preliminary Prospectus, the Prospectus or the Registration Statement.

                  (iii) The Company is a corporation duly organized, validly existing and in good standing under the laws of Delaware, with all necessary corporate power and authority, and all required licenses, permits, certifications, registrations, approvals, consents and franchises to own or lease and operate its properties and to conduct its business as described in the Prospectus and to execute, deliver and perform this Agreement. The Company is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the Company.

                  (iv) Except for Magnatec (the "Subsidiary"), the Company does not own any stock or other equity interest in, or control, directly or indirectly, any corporation or partnership. The Subsidiary is a corporation duly organized, validly existing and in good standing under the laws of Connecticut, with all necessary corporate power and authority, and all required licenses, permits, certifications, registrations, approvals, consents and franchises to own or lease and operate its properties and to conduct its

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         business as described in the Prospectus and to execute, deliver and perform this Agreement. The Subsidiary is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the Subsidiary. All of the issued shares of capital stock of the Subsidiary (i) have been duly authorized and are validly issued, fully paid and non-assessable and (ii) are owned directly by the Company, free and clear of all liens, encumbrances, securities interests, mortgage, pledge, equities or claims;

                  (v) The Company has all necessary corporate power and authority to execute and deliver the warrants to purchase Common Shares to be issued and sold to the Representatives under the terms of the Warrant Agreement (as hereinafter defined) in accordance with Section 5(xvi) of this Agreement (the "Representatives Warrants").

                  (vi) This Agreement, the Warrant Agreement and the Representatives Warrants have been duly authorized, executed and delivered by the Company and constitute its valid and binding obligations, enforceable against the Company in accordance with their respective terms, except as rights to indemnity and contribution hereunder or thereunder may be limited by federal or state securities laws or principles of public policy, and except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles. This Agreement, the Warrant Agreement and the Representatives Warrants conform to the description thereof in the Prospectus.

                  (vii) The execution, delivery and performance of this Agreement, the Warrant Agreement and the Representatives Warrants by the Company does not and will not, with or without the giving of notice or the lapse of time, or both, (a) conflict with any terms or provisions of the charter or bylaws of the Company or its Subsidiary, as amended to the date hereof and the Closing Date or Option Closing Date, as the case may be; (b) result in a breach of, constitute a default under, result in the termination or modification of or result in the creation or imposition of any lien, security interest, charge or encumbrance upon any of the properties of the Company or its Subsidiary pursuant to any indenture, mortgage, deed of trust, contract, commitment or other agreement or instrument to which the Company or its Subsidiary is a party or by which any of their properties or assets are bound or affected, the effect of which would have a material adverse effect on the business or properties of the Company or its Subsidiary;
         (c) violate any law, rule, regulation, judgment, order or decree of any government or governmental agency, instrumentality or court, domestic or foreign, having jurisdiction over the Company, or its Subsidiary, or any of their properties or businesses or (d) result in a breach, termination or lapse of the power and authority of the Company

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         or its Subsidiary to own or lease and operate their properties and conduct their business as described in the Prospectus, the effect of which would have a material adverse effect on the business or properties of the Company or its Subsidiary.

                  (viii) The Plan of Reorganization and each of the Corporate Services Agreement, the Tax Sharing Agreement, the Product Supply Agreement (each such term, as defined in the Registration Statement) (collectively, the "Ancillary Agreements") have been duly authorized, executed and delivered by the Company and its Subsidiary and each such agreement constitutes a valid and binding agreement of the Company and its Subsidiary, enforceable against the Company and its Subsidiary in accordance with their respective terms, except as rights to indemnity and contribution hereunder or thereunder may be limited by federal or state securities laws or principles of public policy, and except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles. The Plan of Reorganization and each of the Ancillary Agreements conform to the description thereof in the Prospectus.

                  (ix) The compliance by the Company with all of the provisions of the Plan of Reorganization and each of the Ancillary Agreements will not conflict with or result in a breach or the violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or its Subsidiary is bound or to which the Company or its Subsidiary is subject, nor will such actions result in any violation of the provisions of the charter or bylaws of the Company or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets; and no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution and delivery by the Company of, and compliance by the Company with, the provisions of the Plan of Reorganization and each of the Ancillary Agreements.

                  (x) The Company has authorized and outstanding capital stock and, as of the date or dates indicated the Company had the capitalization, set forth under the caption "Capitalization" in the Prospectus and will have the as-adjusted capitalization set forth under the caption "Capitalization" in the Prospectus. On the Effective Date, the Closing Date and any Option Closing Date, there will be no options or warrants for the purchase of, other outstanding rights to purchase, agreements or obligations to issue or agreements or other rights to convert or exchange any obligation or security into, capital stock of the Company or securities convertible into or exchangeable for capital stock of the Company, except as described in the Prospectus with respect to the outstanding options that have been granted to employees and directors to purchase

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         _____________ Common Shares (the "Employee Options"), the
         Representatives Warrants and the Over-allotment Option (as hereinafter defined).

                  (xi) The authorized capital stock of the Company, including, without limitation, the outstanding Common Shares and the Shares being issued on the Closing Date and Option Closing Date (if any and to the extent applicable), conforms to the descriptions thereof in the Prospectus, and such descriptions conform to the descriptions thereof set forth in the instruments defining the same. The information in the Prospectus insofar as it relates to the Employee Options and the Representatives Warrants, in each case as of the Effective Date, the Closing Date and any Option Closing Date, is true, correct and complete in all material respects.

                  (xii) The outstanding Common Shares have been duly authorized and are validly issued, fully paid and non-assessable. The Employees Options have been duly authorized and validly issued and are valid and binding obligations enforceable against the Company in accordance with their terms, and except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles. The Warrant Agreement and the Representatives Warrants, as of the Closing Date, will have been duly authorized and validly issued and, when executed and delivered by the Company, will be valid and binding obligations enforceable against the Company in accordance with their terms, and except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles. The Common Shares issuable pursuant to the Employee Options and the Representatives Warrants, when issued in accordance with the respective terms thereof, will be duly authorized, validly issued, fully paid and non-assessable. None of such outstanding Common Shares or Employee Options were, and none of the Representatives Warrants or such issuable Common Shares will be, issued in violation of any preemptive rights of any security holder of the Company. The Company has reserved a sufficient number of Common Shares for issuance pursuant to the Employee Options and the Representatives Warrants. The holders of the outstanding Common Shares are not, and will not be, subject to personal liability solely by reason of being such holders, and the holders of the Common Shares issuable pursuant to the Employee Options and the Representatives Warrants will not be subject to personal liability solely by reason of being such holders. The offers and sales of the outstanding Common Shares and the Employee Options were, and the issuance of the Common Shares pursuant to the Employee Options and the Representatives Warrants will be, made in conformity with applicable registration requirements or exemptions therefrom under federal and applicable state securities laws.

                  (xiii) The issuance and sale of the Shares by the Company have been duly

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         authorized and, when the Shares have been duly delivered against payment therefor as contemplated by this Agreement, the Shares will be validly issued, fully paid and non-assessable, and the holders thereof will not be subject to personal liability solely by reason of being such holders. None of the Shares will be issued in violation of any preemptive rights of any stockholder of the Company. The certificates representing the Shares are in proper legal form under, and conform to the requirements of the Delaware General Corporation Law, as amended (the "GCL"). Neither the filing of the Registration Statement nor the offering or sale of the Shares as contemplated by this Agreement gives any security holder of the Company any rights, other than those which have been waived, for or relating to the registration of any Common Shares or other security of the Company.

                  (xiv) No consent, approval, authorization, order, registration, license or permit of any court, government, governmental agency, instrumentality or other regulatory body or official is required for the valid authorization, issuance, sale and delivery by the Company of any of the Shares, or for the execution, delivery or performance by the Company of this Agreement, except such as may be required for the registration of the Shares under the Act, the Regulations and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), which consent, approval and authorization have been obtained, and for compliance with the applicable state securities or Blue Sky laws, or the bylaws, rules and other pronouncements of the National Association of Securities Dealers, Inc. (the "NASD") and the Nasdaq National Market. Upon the effectiveness of the Registration Statement, the Common Shares will be registered pursuant to Section 12(g) of the Exchange Act, and will be included for traded on the Nasdaq National Market. The Company has taken no action designed, or likely, to have the effect of terminating the registration of the Common Shares under Section 12(g) of the Exchange Act or the inclusion of the Common Shares on the Nasdaq National Market, nor has the Company received any notification that the SEC or the Nasdaq National Market is contemplating terminating such registration or inclusion.

                  (xv) The statements in the Registration Statement and Prospectus, insofar as they are descriptions of or references to contracts, agreements or other documents, are accurate in all material respects and present or summarize fairly, the information required to be disclosed under the Act and the Regulations, and there are no contracts, agreements or other documents required to be described or referred to in the Registration Statement or Prospectus or to be filed as exhibits to the Registration Statement under the Act or the Regulations that have not been so described, referred to or filed, as required.

                  (xvi) The financial statements (including the notes thereto) filed as part of any Preliminary Prospectus, the Prospectus and the Registration Statement present fairly the

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         financial position of the Company, as of the respective dates thereof, and the results of operations and cash flows of the Company, for the periods indicated therein, all in conformity with generally accepted accounting principles consistently applied, except as may be otherwise stated therein. The supporting schedules included in the Registration Statement fairly state the information required to be stated therein in relation to the basic financial statements taken as a whole. The financial information included in the Prospectus under the captions "Prospectus Summary" and "Selected Financial Data" presents fairly the information shown therein and has been compiled on a basis consistent with that of the audited financial statements included in the Registration Statement.

                  (xvii) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, there has not been (a) any material adverse change (including, whether or not insured against, any material loss or damage to any assets), or development involving a prospective material adverse change, in the general affairs, properties, assets, management, condition (financial or otherwise), results of operations, stockholders' equity, business or prospects of the Company and its Subsidiary taken as a whole, (b) any transaction entered into by the Company or its Subsidiary that is material to the Company and its Subsidiary taken as a whole, (c) any dividend or distribution of any kind declared, paid or made by the Company or the Subsidiary on their respective capital stock, (d) any liabilities or obligations, direct or indirect, incurred by the Company or the Subsidiary that are material to the Company and the Subsidiary taken as a whole, or (e) any material change in the short-term debt or long-term debt of the Company and the Subsidiary taken as a whole. The Company and the Subsidiary do not have any contingent liabilities or obligations that are material and that are not disclosed in the Prospectus.

                  (xviii) The Company has not distributed and, prior to the later to occur of the Closing Date, the Option Closing Date or the completion of the distribution of the Shares, will not distribute any offering material in connection with the offering or sale of the Shares other than the Registration Statement, each Preliminary Prospectus and the Prospectus, in any such case only as permitted by the Act and the Regulations.

                  (xix) The Company and its Subsidiary have filed with the appropriate federal, state and local governmental agencies, and all foreign countries and political subdivisions thereof, all tax returns that are required to be filed, or have duly obtained extensions of time for the filing thereof and have paid all taxes shown on such returns and all assessments received by them to the extent that the same have become due. The Company and its Subsidiary have not executed or filed with any taxing authority, foreign or domestic, any agreement extending the period for assessment or collection of any income taxes, are not a party to any pending action or proceeding by any foreign


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         or domestic governmental agencies for the assessment or collection of taxes, and no claims for assessment or collection of taxes have been asserted against the Company that might materially adversely affect the general affairs, properties, assets, condition (financial or otherwise), results of operations, stockholders' equity, business or prospects of the Company and its subsidiary taken as a whole.

                  (xx) Price Waterhouse LLP, which is certifying the financial statements included in the Prospectus and forming a part of the Registration Statement, is a firm of independent public accountants as required by the Act and the Regulations.

                  (xxi) The Company and its Subsidiary are not in violation of, or in default under, any of the terms or provisions, of (a) their charter or bylaws, each as amended to the date hereof, the Closing Date or the Option Closing Date, as the case may be, (b) any indenture, mortgage, deed of trust, contract, loan or credit agreement, commitment or other agreement or instrument to which the Company or its Subsidiary is a party or by which it or any of their properties are bound or affected, (c) any law, rule, regulation, judgment, order or decree of any government or governmental agency, instrumentality or court, domestic or foreign, having jurisdiction over the Company or the Subsidiary or any of their properties or businesses or (d) any license, permit, certification, registration, approval, consent or franchise referred to in subsections (ii) or (iii) of this Section 1, except where such violation or default would not have a material adverse effect on the business or properties of the Company and the Subsidiary taken as a whole.

                  (xxii) There are no claims, actions, suits, proceedings, arbitrations investigations, or inquiries pending before, or to the Company's knowledge, threatened or contemplated by, any governmental agency, instrumentality, court or tribunal, domestic or foreign, or before any private arbitrational tribunal, relating to or affecting the Company, it Subsidiary or their properties or businesses that might affect the issuance or validity of any of the Shares or the validity of any of the outstanding Common Shares, or that, if determined adversely to the Company or its Subsidiary, would, in any case or in the aggregate, result in any material adverse change in the general affairs, properties, assets, condition (financial or otherwise), results of operations, stockholders' equity, business or prospects, of the Company or its Subsidiary; nor, to the Company's knowledge, is there any reasonable basis for any such claim, action, suit, proceeding, arbitration, investigation or inquiry. There are no outstanding orders, judgments or decrees of any court, governmental agency, instrumentality or other tribunal enjoining the Company or its Subsidiary from, or requiring the Company or its Subsidiary to take or refrain from taking any action, or to which the Company, its subsidiary, or any of its properties, assets or businesses is bound or subject.

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                  (xxiii) Except as otherwise stated in the Prospectus, the
         Company and its Subsidiary own, or possess adequate rights to use all patents, patent applications, trademarks, trademark registrations, applications for trademark registration, trade names, service marks, mask works, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential technology, information, systems, design methodologies and devices or procedures developed or derived from the Company's businesses), trade secrets, confidential information, processes and formulations necessary for, used in or proposed to be used in the conduct of its business as described in the Prospectus (collectively, the "Intellectual Property") that, if not so owned or possessed, would materially adversely affect the general affairs, properties, condition (financial or otherwise), results of operations, stockholders' equity, business or prospects of the Company. To the Company's knowledge, the Company and its Subsidiary have not infringed, are not infringing or have not received any notice of conflict with the asserted rights of others with respect to the Intellectual Property, and no others have infringed upon or are in conflict with the Intellectual Property.

                 (xxiv) The Company and its Subsidiary have obtained all permits, licenses and other authorizations that are required, to the extent required, under all environmental laws, including but not limited to the Federal Water Pollution Control Act (33 U.S.C. Section 1251 et seq.), Resource Conservation & Recovery Act (42 U.S.C. Section 6901 et seq.), Safe Drinking Water Act (21 U.S.C. Section 349, 42 U.S.C. Sections 201, 300f), Toxic Substances Control Act (15 U.S.C.
         Section 2601 et seq.), Clean Air Act (42 U.S.C. Section 7401 et seq.), Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. Section 9601 et seq.), other appropriate laws of jurisdictions in which the Company's products have been used or located and any other laws relating to emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals or industrial, toxic or hazardous substances or wastes into the environment (including, without limitation, ambient air, surface water, ground water or land), or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, chemicals or industrial, toxic or hazardous substances or wastes under any regulation, code, plan, order, decree, judgment, injunction, notice or demand letter issued, entered, promulgated or approved thereunder (collectively, the "Environmental Laws"), other than any permits, licenses or other authorizations which, if not obtained, would not have a material adverse effect on the business or properties of the Company and its Subsidiary taken as a whole. The Company and its Subsidiary are in compliance with all terms and conditions of any required permits, licenses and authorizations, and are in compliance with all other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules, and timetables contained in the Environmental Laws, except where the failure to so comply would not have a material adverse effect on the Company and its Subsidiary taken as a whole.

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                  (xxv) There are no present or, to the Company's knowledge, past events, conditions, circumstances, activities, practices, incidents, actions or plans relating to the business as presently being conducted by the Company or its Subsidiary that interfere with or prevent compliance with or continued compliance with the Environmental Laws, the non-compliance with which would have a material adverse effect on the Company and its Subsidiary taken as a whole, or which would be reasonably likely to give rise to any material legal liability (whether statutory or common law) or otherwise would be reasonably likely to form the basis of any claim, action, demand, suit, proceeding, hearing, notice of violation, study, investigation, remediation, or clean up based on or related to the generation, manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling, or the emission, discharge, release into the workplace, community or environment of any pollutant, contaminant, chemical or industrial, toxic, or hazardous substance or waste, which claim, action, demand, suit, proceeding, hearing, notice of violation, study, investigation, remediation, or clean up would have a material adverse effect on the Company and it Subsidiary taken as a whole.

                  (xxvi) The Company and its Subsidiary have good and marketable title to all personal property (tangible and intangible) described in the Prospectus as being owned by them, free and clear of all liens, security interests, charges or encumbrances, except such as are described in the Prospectus or which are not material to the business of the Company and the Subsidiary taken as a whole. The Company and it Subsidiary have adequately insured the personal property of the Company and the Subsidiary against loss or damage by fire or other casualty and maintains, in adequate amounts, insurance against such other risks as management of the Company deems appropriate. The Company and the Subsidiary do not own any real property, and all real property used or leased by the Company and the Subsidiary, as described in the Prospectus (the "Premises"), is held by the Company or the Subsidiary, as the case may be, under a valid, subsisting and enforceable lease, and except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles. The Premises, and all operations conducted thereon, are now and, since the Company or the Subsidiary began to use such Premises, always have been and, to the Company's knowledge, prior to when the Company or the Subsidiary began to use such Premises, always had been, in compliance with the Environmental Laws. There is no, and the Company or the Subsidiary have not received notice of any, claim, demand, investigation, regulatory action, suit or other action instituted or threatened against any of them or the Premises relating to any of the Environmental Laws. The Company or the Subsidiary have not received any notice of material violation, citation, complaint, order, directive, request for information or response thereto, notice letter, demand letter or compliance schedule to or from any governmental or regulatory agency arising out of or in connection with hazardous substances (as defined by applicable

         Environmental Laws) on, about, beneath, arising from or generated at the Premises.

                  (xxvii) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (a) transactions are executed in accordance with management's general or specific authorization, (b) transactions are recorded as necessary in order to permit preparation of financial statements in accordance with generally accepted accounting principles and to maintain accountability for assets, (c) access to assets is permitted only in accordance with management's general or specific authorization and (d) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  (xxviii) No unregistered securities of the Company have been sold by the Company or on behalf of the Company by any person or persons controlling, controlled by or under common control with the Company within the three years prior to the date hereof, except as disclosed in the Registration Statement.

                  (xxix) Each contract or other instrument (however characterized or described) to which the Company or the Subsidiary is a party or by which any of the properties or business of it is bound or affected and to which reference has been made in the Prospectus or which has been filed as an exhibit to the Registration Statement has been duly and validly executed by the Company or the Subsidiary, and by the other parties thereto. Except as described in the Prospectus, each such contract or other instrument is in full force and effect and is enforceable against the parties thereto in accordance with its terms, and except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles, and neither the Company, nor the Subsidiary, nor any other party is in default thereunder and no event has occurred that, with the lapse of time or the giving of notice, or both, would constitute a default thereunder.

                  (xxx) Except for the Company's 401(k), disability, supplemental executive retirement plan, health and life insurance plans, the Company has not had any employee benefit plan, profit sharing plan, employee pension benefit plan or employee welfare benefit plan or deferred compensation arrangements (collectively, "Plans") that are subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended, or the rules and regulations thereunder ("ERISA"). To the Company's knowledge, all Plans that are subject to ERISA are, and have been at all times since their establishment, in compliance with ERISA and, to the extent required by the Internal Revenue Code of 1986, as amended (the "Code"), in compliance with the Code. To the Company's knowledge, the Company has not had any employee pension benefit plan that is subject to Part 3 of Subtitle B of Title 1 of ERISA or any defined benefit plan or multiemployer plan. To the Company's knowledge, the Company has not maintained retiree life and retiree health insurance plans that are employee welfare benefit plans providing for continuing benefit or coverage for any employee or any beneficiary of any employee after such employee's termination for employment, except as required by
         Section 4980B of the Code. To the Company's knowledge, no fiduciary or other party in interest with respect to any of the Plans has caused any of such Plans to engage in a "prohibited action" as defined in Section 406 of ERISA. As used in this subsection, the terms "defined benefit plan," "employee benefit plan," "employee pension benefit plan," "employee welfare benefit plan," "fiduciary" and "multiemployer plan" shall have the respective meanings assigned to such terms in Section 3 of ERISA.

                  (xxxi) To the Company's knowledge, no labor dispute exists with the employees of the Company or its Subsidiary and no such labor dispute is imminent. There is no existing or, to the Company's knowledge, imminent labor disturbance by the employees of any of the Company's or its Subsidiary's principal suppliers, contractors or customers (including, without limitation, any distributors or end-users of its products).

                  (xxxii) The Company has not incurred any liability for any finder's fees or similar payments in connection with the transactions contemplated herein.

                  (xxxiii) Except as described in the Prospectus or as otherwise disclosed to the Underwriters, the Company is not a party to, and is not bound by, any agreement pursuant to which any material royalties, honoraria or fees are payable by the Company to any person by reason of the ownership or use of any Intellectual Property.

                  (xxxiv) Except as disclosed in the Prospectus, there are no business relationships or related party transactions required to be disclosed therein by Item 404 of Regulation S-K of the Regulations.

                  (xxxv) The Company is familiar with the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules and regulations thereunder, and has in the past conducted, and intends in the future to continue to conduct, its affairs in such a manner to ensure that it will not become an "investment company" within the meaning of the 1940 Act and such rules and regulations.

                  (xxxvi) Neither the Company nor any director, officer, agent, employee or other person associated with or acting on behalf of the Company has, directly or indirectly, (a) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to any political activity, (b) made any unlawful payment to foreign or domestic governments or governmental officials or employees or to foreign or domestic political parties or campaigns from corporate funds, (c) violated any provision of the Foreign Corrupt Practices Act of 1977, as amended or (d) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment. Neither the Company nor any of its affiliates does business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of Section 517.075, Florida Statutes.

         (b) Tridex represents and warrants to, and agrees with, the several Underwriters to the same effect as the representations and warranties of the Company set forth in Section 1(a) of this Agreement and, in addition, that:

                  (i) Tridex is a corporation duly organized, validly existing and in good standing under the laws of Delaware, with all necessary corporate power and authority, and all required licenses, permits, certifications, registrations, approvals, consents and franchises to own or lease and operate its properties and to conduct its business and to execute, deliver and perform this Agreement. Tridex is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a material adverse effect on Tridex.

                  (ii) All of the issued shares of capital stock of the Company are owned directly by Tridex, free and clear of all liens, encumbrances, securities interests, mortgage, pledge, equities or claims;

                  (iii) This Agreement has been duly authorized, executed and delivered by Tridex.

                  (iv) The consummation of the Reorganization and the execution, delivery and performance of the Plan of Reorganization and each of the Ancillary Agreements did not and will not (a) conflict with or result in a breach or the violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which Tridex or any of its subsidiaries was or is bound or to which Tridex or any of its subsidiaries was or is subject, (b) nor will such actions result in any violation of the provisions of the charter or bylaws of Tridex or any of its subsidiaries, (c) nor will such actions result in any violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Tridex or any of its subsidiaries or any of their properties or assets, except, in the case of (a) and (c) above, such conflicts, breaches, violations and defaults as would not have a material adverse effect upon the current or future position (financial or otherwise), business, assets, results of operations, or prospects of Tridex and its subsidiaries taken as a whole, or upon the ability of Tridex or its subsidiaries to perform their respective obligations under the Agreement or upon the validity or consummation of the transactions contemplated hereby or thereby. No consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution and delivery by Tridex of, and compliance by Tridex with, the provisions of the Plan of Reorganization and each of the Ancillary Agreements (except for such consents, approvals, authorizations, orders, filings, registrations and qualifications the failure to obtain which would not have a material adverse effect on the Company and its subsidiaries taken as a whole).

                  (v) The issue and sale of the Shares by the Company, the compliance by the Company and Tridex with all the provisions of this Agreement which are applicable to them and the consummation of the transactions herein contemplated have been duly authorized by all necessary corporate and stockholder action on the part of each Tridex and the Company, will not (a) conflict with or result in a breach or violation of any terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which Tridex or any subsidiary thereof was or is bound or to which any of the property or assets of Tridex or any of its subsidiaries was or is subject, (b) result in any violation of the provisions of the charters or bylaws of Tridex or any of its respective subsidiaries or (c) result in any violation of the provisions of any statute or any order, rule or regulation of any court of any governmental agency or body having jurisdiction over Tridex or any of its respective subsidiaries or any of their properties, except, in the case of (a) and (c) above, such conflicts, breaches, violations or defaults that, individually or in the aggregate, would not have a material adverse effect upon the current or future position (financial or otherwise), business, assets, results of operations or prospects of Tridex and its subsidiaries, taken as a whole, or upon the ability of Tridex and its subsidiaries to perform their respective obligations under this Agreement or upon the validity or consummation of the transactions contemplated hereby or thereby; and no consent, approval, authorization or other order of, or filing with, any court or any such regulatory authority or other governmental body is required to be obtained by Tridex or any of its subsidiaries for the issue and sale of the Shares, the consummation by the Company and Tridex of the transactions contemplated by this Agreement, except the registration under the Act of the Shares and such consents, approvals, authorizations, registrations or qualifications as may be required under state or foreign securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters.

                  (vi) Tridex has applied for a ruling from the United Stated Internal Revenue Services that the Distribution, after the consummation of the offering contemplated herein, of all the shares of capital stock of the Company held by Tridex to the shareholders of Tridex will constitute a tax-free reorganizations for the purposes of the

         Internal Revenue Code of 1986, as amended.

                  (vii) Neither Tridex nor any of its subsidiaries has taken, or will take, directly or indirectly, any action which is designed to or which might reasonably be expected to cause or result in the stabilization or manipulation of the price of the common stock of Tridex or the Common Stock.

         Any certificate signed by any officer of the Company or Tridex in such capacity and delivered to the Representatives or to counsel for the Underwriters pursuant to this Agreement shall be deemed a representation and warranty by the Company or Tridex to the several Underwriters as to the matters covered thereby.

         2. PURCHASE AND SALE OF OFFERED SHARES. On the basis of the representations, warranties, covenants and agreements herein contained, but subject to the terms and conditions herein set forth, the Company shall sell the Offered Shares to the several Underwriters at the Offering Price less the underwriting discount shown on the cover page of the Prospectus (the "Underwriting Discount"), and the Underwriters, severally and not jointly, shall purchase from the Company, on a firm commitment basis, at the Offering Price less the Underwriting Discount, the respective Offered Shares set forth opposite their names on Schedule I hereto. In making this Agreement, each Underwriter is contracting severally, and not jointly, and, except as provided in Sections 4 and 11 hereof, the agreement of each Underwriter is to purchase only that number of Offered Shares specified with respect to that Underwriter in Schedule I hereto. The Underwriters shall offer the Offered Shares to the public as set forth in the Prospectus.

         3. PAYMENT AND DELIVERY. Payment for the Offered Shares shall be made to the Company by certified or official bank check payable to the order of the Company in New York Clearing House funds (next day funds), at the offices of Heller Ehrman White & McAuliffe, 6100 Columbia Center, 701 Fifth Avenue, Seattle, Washington 98104, or at such other location as shall be agreed upon by the Company and the Representatives, or in immediately available funds wired to such account or accounts as the Company may specify (with all costs and expenses incurred by the Underwriters in connection with such settlement in immediately available funds (including, but not limited to, interest or cost of funds expenses) to be borne by the Company), against delivery of the Offered Shares to the Representatives at the offices of Cruttenden Roth Incorporated, 18301 Von Karman, Irvine, California 92715, for the respective accounts of the Underwriters. Such payments and delivery will be made at 10:00 A.M., Pacific time, on the third business day after the date of this Agreement or at such other time and date not later than one business days thereafter as the Representatives and the Company shall agree upon. Such time and date are referred to herein as the "Closing Date." The certificates representing the Offered Shares to be sold and delivered will be in such denominations and registered in such names as the Representatives request not less than one full business day prior to the Closing Date, and will be made available to the Representatives for inspection, checking and packaging at the office of the Company's Transfer Agent, not less than one full business day prior to the Closing Date.

         4.       OPTION TO PURCHASE OPTIONAL SHARES.

                  (a) For the purposes of covering any over-allotments in connection with the distribution and sale of the Offered Shares as contemplated by the Prospectus, subject to the terms and conditions herein set forth, the several Underwriters are hereby granted an option by the Company to purchase all or any part of the Optional Shares from the Company (the "Over-allotment Option"). The purchase price per share to be paid for the Optional Shares shall be the Offering Price less the Underwriting Discount. The Over-allotment Option granted hereby may be exercised by the Representatives on behalf of the several Underwriters as to all or any part of the Optional Shares at any time (but not more than once) within 30 days after the Effective Date. No Underwriter shall be under any obligation to purchase any Optional Shares prior to an exercise of the Over-allotment Option.

                  (b) The Over-allotment Option granted hereby may be exercised by the Representatives on behalf of the several Underwriters by giving notice to the Company by a letter sent by registered or certified mail, postage prepaid, telex, telegraph, telegram or facsimile (such notice to be effective when sent), addressed as provided in Section 13 hereof, setting forth the number of Optional Shares to be purchased, the date and time for delivery of and payment for the Optional Shares and stating that the Optional Shares referred to therein are to be used for the purpose of covering over-allotments in connection with the distribution and sale of the Offered Shares. If such notice is given prior to the Closing Date, the date set forth therein for such delivery and payment shall not be earlier than either three full business days thereafter or the Closing Date, whichever occurs later. If such notice is given on or after the Closing Date, the date set forth therein for such delivery and payment shall be a date selected by the Representatives that is not later than three full business days after the exercise of the Over-allotment Option. The date and time set forth in such a notice is referred to herein as the "Option Closing Date," and a closing held pursuant to such a notice is referred to herein as the "Option Closing." The number of Optional Shares to be sold to each Underwriter pursuant to the exercise of the Overallotment Option shall be the number that bears the same ratio to the aggregate number of Optional Shares being purchased through such Over-allotment Option exercise as the number of Offered Shares opposite the name of such Underwriter in Schedule I hereto bears to the total number of all Offered Shares; subject, however, to such adjustment as the Representatives may approve to eliminate fractional shares and subject to the provisions for the allocation of Optional Shares purchased for the purpose of covering over-allotments set forth in Section 9 of the Agreement Among Underwriters. Upon the exercise of the Over-allotment Option, the Company shall become obligated and sell to the Representatives for the respective accounts of the Underwriters, and on the basis of the representations, warranties, covenants and agreements herein contained, but subject to the terms and conditions herein set forth, and the several Underwriters shall become severally, but not jointly, obligated to purchase from the Company, the number of Optional Shares specified in each notice of exercise of the Over-allotment Option.

                  (c) Payment for the Optional Shares shall be made to the Company by certified or official bank check payable to the order of the Company in New York Clearing House funds (next day funds), at the office of Heller Ehrman White & McAuliffe, 6100 Columbia Center, 701 Fifth Avenue, Seattle, Washington 98104, or such other location as shall be agreed upon by the Company and the Representatives, or in immediately available funds wired to such account as the Company may specify (with all costs and expenses incurred by the Underwriters in connection with such settlement in immediately available funds (including, but not limited to, interest or cost of funds expenses) to be borne by the Company), against delivery of the Optional Shares to the Representatives at the offices of Cruttenden Roth Incorporated, 18301 Von Karman, Irvine, California 92715, for the respective accounts of the Underwriters. The certificates representing the Optional Shares to be issued and delivered will be in such denominations and registered in such names as the Representatives request not less than one full business day prior to the Option Closing Date, and will be made available to the Representatives for inspection, checking and packaging at the office of the Company's Transfer Agent not less than one full business day prior to the Option Closing Date.

         5. CERTAIN COVENANTS AND AGREEMENTS (a) The Company covenants and agrees with the several Underwriters as follows:

                  (i) If Rule 430A of the Regulations is employed, the Company will timely file the Prospectus pursuant to and in compliance with Rule 424(b) of the Regulations and will advise the Representatives of the time and manner of such filing.

                  (ii) The Company will not at any time, whether before or after the Registration Statement shall have become effective, during such period as, in the opinion of counsel for the Underwriters, the Prospectus is required by law to be delivered in connection with sales by the Underwriters or a dealer, file or publish any amendment or supplement to the Registration Statement or Prospectus of which the Representatives have not been previously advised and furnished a copy, or which is not in compliance with the Regulations, or, during the period before the distribution of the Offered Shares and the Optional Shares is completed, file or publish any amendment or supplement to the Registration Statement or Prospectus to which the Representatives reasonably object in writing.

                  (iii) The Company will use its best efforts to cause the Registration Statement, if not effective at the time and date that this Agreement is executed and delivered by the parties hereto, to become effective and will advise the Representatives immediately, and confirm such advice in writing, (a) when the Registration Statement, or any post-effective amendment to the Registration Statement, is filed with the SEC, (b) of the receipt of any comments from the SEC, (c) when the Registration Statement has become effective and when any post-effective amendment thereto becomes effective, or when any supplement to the Prospectus or any amended Prospectus has been filed, (d) of any request of the SEC for amendment or supplementation of the Registration Statement or Prospectus or for additional information, (e) during the period when the Prospectus is required to be delivered under the Act and Regulations, of the happening of any event which in the Company's judgment makes any material statement in the Registration Statement or the Prospectus untrue or which requires any changes to be made in the Registration Statement or Prospectus in order to make any material statements therein not misleading and (f) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus, the suspension of the qualification of any of the Shares for offering or sale in any jurisdiction in which the Underwriters intend to make such offers or sales, or of the initiation or threatening of any proceedings for any such purposes. The Company will use its best efforts to prevent the issuance of any such stop order or of any order preventing or suspending such use and, if any such order is issued, to obtain as soon as possible the lifting thereof.

                  (iv) The Company has delivered to the Representatives, without charge, and will continue to deliver from time to time until the Effective Date, as many copies of each Preliminary Prospectus as the Representatives may reasonably request. The Company will deliver to the Representatives, without charge, as soon as possible after the Effective Date, and thereafter from time to time during the period when delivery of the Prospectus is required under the Act, such number of copies of the Prospectus (as supplemented or amended, if the Company makes any supplements or amendments to the Prospectus) as the Representatives may reasonably request. The Company hereby consents to the use of such copies of each Preliminary Prospectus and the Prospectus for purposes permitted by the Act, the Regulations and the securities or Blue Sky laws of the jurisdictions in which the Shares are offered or sold by the several Underwriters and by all dealers to whom Shares may be offered or sold, both in connection with the offering and sale of the Shares and for such period of time thereafter as the Prospectus is required by the Act to be delivered in connection with sales by any Underwriter or dealer. The Company has furnished or will furnish to the Representatives two signed copies of the Registration Statement as originally filed and of all amendments thereto, whether filed before or after the Effective Date, two copies of all exhibits filed therewith and two signed copies of all consents and certificates of experts, and will deliver to the Representatives such number of conformed copies of the Registration Statement, including financial statements and exhibits, and all amendments thereto, as the Representatives may reasonably request.

                  (v) The Company will comply with the Act, the Regulations, the Exchange Act and the rules and regulations thereunder so as to permit the continuance of offers and sales of, and dealings in, the Shares for as long as may be necessary to complete the distribution of the Shares as contemplated hereby.

                  (vi) The Company will furnish such information as may be required and otherwise cooperate in the registration or qualification of the Shares, or exemption therefrom, for offering and sale by the several Underwriters and by dealers under the securities or Blue Sky laws of such jurisdictions in which the Representatives determine to offer the Shares, after consultation with the Company, and will file such consents to service of process or other documents necessary or appropriate in order to effect such registration or qualification; provided, however, that no such qualification shall be required in any jurisdiction where, solely as a result thereof, the Company would be subject to taxation or qualification as a foreign corporation doing business in such jurisdiction where it is not now so qualified or to take any action which would subject it to service of process in suits, other than those arising out of the offering or sale of the Shares, in any jurisdiction where it is not now so subject. The Company will, from time to time, prepare and file such statements and reports as are or may be required to continue such qualification in effect for so long a period as is required under the laws of such jurisdiction for such offering and sale.

                  (vii) Subject to subsection (ii) of this Section 5, in case of any event, at any time within the period during which, in the opinion of counsel for the Underwriters, a prospectus is required to be delivered under the Act and Regulations, as a result of which event any Preliminary Prospectus or the Prospectus, as then amended or supplemented, would contain, in the judgment of the Company or in the opinion of counsel for the Underwriters, an untrue statement of a material fact, or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, or, if it is necessary at any time to amend any Preliminary Prospectus or the Prospectus to comply with the Act and Regulations or any applicable state securities or Blue Sky laws, the Company promptly will prepare and file with the SEC, and any applicable state securities commission, an amendment or supplement that will correct such statement or omission or an amendment that will effect such compliance and will furnish to the Representatives such number of copies of such amendment or amendments or supplement or supplements to such Preliminary Prospectus or the Prospectus (in form and substance satisfactory to the Representatives and counsel for Underwriters) as the Representatives may reasonably request. For purposes of this subsection, the Company will furnish such information to the Representatives, the Underwriters' counsel and counsel for the Company as shall be necessary to enable such persons to consult with the Company with respect to the need to amend or supplement any Preliminary Prospectus or the Prospectus, and shall furnish to the Representatives and the Underwriters' counsel such further information as each may from time to time reasonably request. If the Company and the Representatives agree that any Preliminary Prospectus or the Prospectus should be amended or supplemented, the Company, if requested by the Representatives, will, if and to the extent required by law, promptly issue a press release announcing or disclosing the matters to be covered by the proposed amendment or supplement.

                  (viii) The Company will make generally available to its security holders as soon as practicable and in any event not later than 45 days after the end of the period covered thereby, an earnings statement of the Company (which need not be audited unless required by the Act, the Regulations, the Exchange Act or the rules or regulations thereunder) that shall comply with Section 11(a) of the Act and cover a period of at least 12 consecutive months beginning not later than the first day of the Company's fiscal quarter next following the Effective Date.

                  (ix) For a period of five years from the Effective Date, the Company will deliver to the Representatives upon request: (a) a copy of each report or document, including, without limitation, reports on Forms 8-K, 10-C, 10-K and 10-Q (or such similar forms as may be designated by the SEC), registration statements and any exhibits thereto, filed with or furnished to the SEC or any securities exchange or the NASD, as soon as practicable after the date each such report or document is so filed or furnished, (b) as soon as practicable, copies of any reports or communications (financial or other) of the Company mailed to its security holders and (c) every material press release in respect of the Company or its affairs that was released or prepared by the Company.

                  (x) During the course of the distribution of the Shares, the Company has not taken, nor will it take, directly or indirectly, any action designed to or that might, in the future, reasonably be expected to cause or result in stabilization or manipulation of the price of the Common Shares.

                  (xi) The Company will cause each person listed on Schedule II hereto to execute a legally binding and enforceable agreement (a "lockup agreement") to, for a period of 180 days from the Effective Date, not sell, offer to sell, contract to sell, grant any option for the sale of or otherwise transfer or dispose of any Common Shares (except for the sale of the Shares as contemplated by this Agreement), any options to purchase Common Shares or any securities convertible into or exchangeable for Common Shares (excluding the issuance of Common Shares pursuant to the Employee

         Options) without the prior written consent of Cruttenden Roth Incorporated, which lockup agreement shall be in form and substance satisfactory to the Representatives and the Underwriters' counsel, and deliver such lockup agreement to the Representatives prior to the Effective Date. Appropriate stop transfer instructions will be issued by the Company to the transfer agent for the securities affected by the lockup agreements.

         (xii) The Company will not sell, issue, contract to sell, offer to sell or otherwise dispose of any Common Shares, options to purchase Common Shares or any other security convertible into or exchangeable for Common Shares, from the date of the Effective Date through the period ending 180 days after the Effective Date, without the prior written consent of Cruttenden Roth Incorporated, except for the sale of the Shares as contemplated by this Agreement, the granting of options, and the issuance of Common Shares upon their exercise, under the Company's stock option plans described in the Prospectus, the issuance of Common Shares pursuant to the Employee Options and the Warrants and the issuance of the Representatives Warrants.

                  (xiii) The Company will use all reasonable efforts to maintain the inclusion of the Common Shares on the Nasdaq National Market, or to list the Common Shares on the New York Stock Exchange (the "NYSE") or the American Stock Exchange (the "AMEX").

                  (xiv) The Company shall, at its sole cost and expense, supply and deliver to the Representatives and the Underwriters' counsel (in the form they require), within a reasonable period after the Closing Date, six transaction binders, each of which shall include the Registration Statement, as amended or supplemented, all exhibits to the Registration Statement, each Preliminary Prospectus, the Prospectus, the Preliminary Blue Sky Memorandum and any supplement thereto and all underwriting and other closing documents.

                  (xv) The Company will use the net proceeds from the sale of the Shares to be sold by it hereunder substantially in accordance with the description thereof set forth in the Prospectus and shall file such reports with the SEC with respect to the sale of such Shares and the application of the proceeds therefrom as may be required in accordance with Rule 463 under the Act.

                  (xvi) On the Closing Date, the Company shall sell to the Representatives, at a purchase price of $0.001 per warrant, Representatives Warrants to purchase _____,000 Common Shares. Such Representatives Warrants shall be issued pursuant to the terms of the Warrant Agreement, shall have an exercise price per share equal to $_____, shall not be exercisable until the first anniversary of the date on which Tridex owns less than 80% of the outstanding voting capital of the Company, shall thereafter be exercisable until the fifth anniversary of the Closing, shall contain customary anti-dilution and registration rights provisions and shall otherwise be in a form that is acceptable to the Representatives and their counsel.

         (b) Tridex agrees, jointly and severally with each of the Underwriters that, during the period beginning from the Effective Date and continuing and including the date 180 days after Tridex will not (and, except as may be disclosed in the Prospectus, will not announce or disclose any intention to) (i) sell, offer to sell, solicit an offer to buy, contract to sell, grant any option to purchase, pledge, transfer, establish an open "put equivalent position" (within the meaning of Rule 16a-1(h) under the Exchange Act) or otherwise dispose of any shares of Common Stock, options or warrants to acquire shares of Common Stock, or securities exchangeable or exercisable for or convertible into shares of Common Stock currently or hereafter owned either of record or beneficially (as defined in Rule 13d-3 under the Exchange Act) by Tridex; or (ii) file any registration statement under the Act with respect to Shares, securities convertible into or exchangeable for Shares, rights or warrants to acquire stock or any other securities substantially similar to Shares, in each case without your prior written consent.

         6.       PAYMENT OF EXPENSES.

                  (a) Whether or not the transactions contemplated by this Agreement are consummated and regardless of the reason this Agreement is terminated, the Company will pay or cause to be paid, and bear or cause to be borne, all costs and expenses incident to the performance of the obligations of the Company under this Agreement, including: (i) the fees and expenses of the accountants and counsel for the Company incurred in the preparation of the Registration Statement and any post-effective amendments thereto (including financial statements and exhibits), each Preliminary Prospectus and the Prospectus and any amendments or supplements thereto; (ii) printing and mailing expenses associated with the Registration Statement and any post-effective amendments thereto, each Preliminary Prospectus, the Prospectus (including any supplement thereto), this Agreement, the Agreement Among Underwriters, the Underwriters' Questionnaire, the Power of Attorney, the Selected Dealer Agreement and related documents and the Preliminary Blue Sky Memorandum and any supplement thereto; (iii) the costs (other than fees and expenses of the Underwriters' counsel except in connection with Blue Sky filings or exemptions as provided herein) incident to the authentication, issuance, delivery and transfer of the Shares to the Underwriters; (iv) all taxes, if any, on the issuance, delivery and transfer of the Shares to be sold by the Company; (v) the fees, expenses and all other costs of qualifying the Shares for the sale under the securities or Blue Sky laws of those jurisdictions in which the Shares are to be offered or sold including the reasonable fees and disbursements of Underwriters' counsel and such local counsel as may have been reasonably required and retained for such purpose;
         (vi) the fees, expenses and other
         costs of, or incident to, securing any review or approvals by or from the NASD exclusive of fees of the Underwriters' counsel; (vii) the filing fees of the SEC; (viii) the cost of furnishing to the Underwriters copies of the Registration Statement, each Preliminary Prospectus and the Prospectus (including any supplement or amendment thereto) as herein provided; (ix) the Company's travel expenses in connection with meetings with the brokerage community and institutional investors and expenses associated with hosting such meetings, including meeting rooms, meals, facilities and ground transportation expenses;
         (x) the costs and expenses associated with settlement in same day funds (including, but not limited to, interest or cost of funds expenses), if desired by the Company; (xi) the fees for inclusion of the Shares on the Nasdaq National Market; (xii) the cost of printing and engraving certificates for the Shares; (xiii) the cost and charges of any transfer agent; and (xiv) all other costs and expenses reasonably incident to the performance of its obligations hereunder that are not otherwise specifically provided for in this Section 6, provided that, except as specifically set forth in subsection (c) of this Section 6, the Underwriters shall be responsible for their out-of-pocket expenses, including their lodging and travel expenses associated with meetings with the brokerage community and institutional investors, and the fees and expenses of their counsel for other than Blue Sky work.

                  (b) The Company shall pay as due any registration, qualification and filing fees and any accountable out-of-pocket disbursements in connection with such registration, qualification or filing in the jurisdictions in which the Representatives determine, after consultation with the Company, to offer or sell the Shares.

                  (c) In addition to the foregoing expenses, the Company shall at the Closing Date pay to the Representative a non-accountable expense allowance equal to $240,000 (less any previous advances to the Representatives by the Company).

                  (d) In the event the Underwriters are willing to proceed with the issuance and sale of the Offered Shares as contemplated by this Agreement and the Company elects not to proceed for any reason, the Company shall reimburse the Representatives for all of their out-of-pocket expenses incurred in connection with the offering of the Offered Shares (including but not limited to the fees and disbursements of its counsel), in an amount not to exceed $150,000.

         7. CONDITIONS OF UNDERWRITERS' OBLIGATIONS. The obligation of each Underwriter to purchase and pay for the Offered Shares that it has agreed to purchase hereunder on the Closing Date, and to purchase and pay for any Optional Shares as to which its right to purchase under Section 4 has been exercised on an Option Closing Date, is subject at the date hereof, the Closing Date and any Option Closing Date to the continuing accuracy of the representations and warranties of the Company set forth herein, to the performance by the Company of its covenants, agreements and obligations hereunder and to the following additional conditions:

                  (a) The Registration Statement shall have become effective not later than 5:30 P.M., Eastern time, on the date of this Agreement, or at such later time or on such later date as the Representatives may agree to in writing; if required by the Regulations, the Prospectus shall have been filed with the SEC pursuant to Rule 424(b) of the Regulations within the applicable time period prescribed for such filing by the Regulations and in accordance with subsection (i) of
         Section 5 hereof; on or prior to the Closing Date or any Option Closing Date, as the case may be, no stop order or other order preventing or suspending the effectiveness of the Registration Statement or the sale of any of the Shares shall have been issued under the act or any state securities law and no proceedings for that purpose shall have been initiated or shall be pending or, to the Representatives' knowledge or the knowledge of the Company, shall be contemplated by the SEC or any authority in any jurisdiction designated by the Representatives pursuant to subsection (vi) of Section 5 hereof and any request on the part of the SEC for additional information shall have been complied with to the reasonable satisfaction of counsel for the Underwriters.

                  (b) All corporate proceedings and other matters incident to the authorization, form and validity of this Agreement, the Warrant Agreement, the Representatives Warrants and the Shares and the form of the Registration Statement, each Preliminary Prospectus and the Prospectus, and all other legal matters relating to this Agreement and the transactions contemplated hereby, shall be satisfactory in all respects to counsel to the Underwriters; the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters; and the Representatives shall have received from the Underwriters' counsel, Heller Ehrman White & Mcauliffe, a favorable opinion, dated as of the Closing Date and any Option Closing Date, as the case may be, and addressed to the Representatives individually and as the Representatives of the several Underwriters with respect to the due authorization, execution and delivery of this Agreement, that the issuance and sale of the Shares have been duly authorized by the Company, that when the Shares have been duly delivered against payment therefor as contemplated by this Agreement, they will be validly issued, fully paid and non-assessable and that the Registration Statement has become effective under the Act.

                  (c) The NASD shall have indicated that it has no objection to the underwriting arrangements pertaining to the sale of any of the Shares.

                  (d) The Representatives shall have received copies of the lockup agreements described in subsection (xxii) of Section 5 signed by those persons set forth on Schedule II hereto.

                  (e) The Representatives shall have received at or prior to the Closing Date from the Underwriters' counsel a memorandum or summary, in form and substance satisfactory to the Representatives, with respect to the qualification for offering and sale by the Underwriters of the Shares under the securities or Blue Sky laws of such jurisdictions designated by the Representatives pursuant to subsection (f) of Section 5 hereof.

                  (f) You shall have received on the Closing Date and on the Option Closing Date, if any, the following opinions of Hinckley, Allen & Snyder, counsel for the Company and Tridex, dated the Closing Date and the Option Closing Date, if any, and addressed to the Underwriters and with reproduced copies or signed counterparts thereof for each of the Underwriters:

                           (i) Each of the Company and Tridex have been duly incorporated and are validly existing as corporations in good standing under the laws of their jurisdictions of incorporation;

                           (ii) Each of the Company and Tridex have the corporate power to own, lease and operate its properties and to conduct its business as described in the Prospectus; and each of the Company and Tridex are duly qualified to do business as a foreign corporation and are in good standing in each jurisdiction in which the ownership or leasing of properties or the conduct of its respective business requires such qualification, except where the failure so to qualify taken in the aggregate would not have a material adverse effect on the business, operations or financial condition of the Company or Tridex;

                           (iii) The consummation of the Reorganization and the execution, delivery and performance of all documents and instruments executed and delivered therewith were authorized by all necessary corporate action on the part of the Company and Tridex, all consents, approvals, authorizations, orders, licenses, certificates, permits, registrations or qualifications which the failure to obtain would not, individually or in the aggregate, have a material adverse effect; the consummation of the Plan of Reorganization and the execution, delivery and performance of all documents and instruments executed and delivered therewith did not and will not (a) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed or trust, loan agreement or other agreement or instrument to which the Company, Tridex or any of their subsidiaries was or is bound or to which any of the property or assets of the Company, Tridex or any of their subsidiaries was or is subject, (b) result in any violation of the provisions of the charter or bylaws of the Company, Tridex or any of their subsidiaries or (c) result in any violation of the provisions of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the

         Company, Tridex or any of their subsidiaries or any of their properties, other than, in the case of clauses (a) and (c) above, such conflicts, breaches, violations or defaults that, individually or in the aggregate, would not have a material adverse effect;

                           (iv) All of the issued shares of capital stock of the Company other than those to be delivered by the Company at the Closing and the Option Closing pursuant to this Agreement are owned of record by Tridex, free and clear of all liens, encumbrances, security interests, mortgages, pledges, equities or claims; all of the issued shares of capital stock of Magnetec (a) have been duly authorized and are validly issued, fully paid and non-assessable and (b) are owned of record by the Company, free and clear of all liens, encumbrances, security interests, mortgages, pledges, equities or claims;

                           (v) The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus under the caption "Capitalization" as of the dates stated therein; the issued and outstanding shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and nonassessable, and to such counsel's knowledge have not been issued in violation of any preemptive right, or co-sale right, registration right, right of first refusal or other similar right;

                           (vi) The Shares to be issued and sold by the Company to the several Underwriters pursuant to the terms of this Agreement will be, upon issuance and delivery against payment therefor in accordance with the terms hereof, duly authorized and validly issued and fully paid and nonassessable; and the stockholders of the Company do not have any preemptive rights, co-sale rights, rights of first refusal or other similar rights, which rights have not previously been waived, to purchase any of the Shares pursuant to the Company's charter or bylaws, or to such counsel's knowledge, any agreement to which the Company is a party;

                           (vii) The Common Shares to be issued and sold by the Company to the several Underwriters pursuant to the terms of the Warrant Agreement (the "Warrant Shares") will be, upon issuance and delivery against payment therefor in accordance with the terms thereof, duly authorized and validly issued and fully paid and nonassessable; and the stockholders of the Company do not have any preemptive rights, co-sale rights, rights of first refusal of other similar rights, which rights have not previously been waived, to purchase any of the Warrant Shares pursuant to the Company's charter or bylaws, or to such counsel's knowledge, any agreement to which the Company is a party;

                           (viii) The Company and Tridex have the corporate power and authority to enter into this Agreement and to issue, sell and deliver to the Underwriters the Shares to be issued, sold and delivered by it hereunder;

                           (ix) The Company has the corporate power and authority to enter into the Warrant Agreement, and to issue, sell and deliver to the Representatives the Representatives' Warrants and the Warrant Shares to be issued, sold and delivered by it thereunder;

                           (x) This Agreement has been duly authorized by all necessary corporate action on the part of the Company and Tridex, and has been duly executed and delivered by the Company and Tridex;

                           (xi) To such counsel's knowledge, except as described in the Prospectus, the Company does not own or control, directly or indirectly, any corporation, association or other entity.

                           (xii) The Warrant Agreement and the Representatives' Warrants, when issued, have been duly authorized by all necessary corporate action on the part of the Company and have been duly executed and delivered by the Company and, assuming due authorization, execution and delivery by you, are valid and binding agreements of the Company, except insofar as the indemnification and contribution provisions may be limited by applicable law.

                           (xiii) The Registration Statement has become effective under the Act, and, to such counsel's knowledge, no stop orders suspending the effectiveness of the Registration Statement have been issued and no proceedings for that purpose have been instituted or are pending or threatened under the Act;

                           (xiv) The Registration Statement and the Prospectus, and each amendment or supplement thereto (other than the financial statements, financial and statistical data and supporting schedules included or incorporated by reference in the Registration Statement and the Prospectus and each amendment or supplement thereto, as to which such counsel need express no opinion) as of the effective date of the Registration Statement, complied as to form in all material respects with the requirements of the Act and the applicable Rules and Regulations;

                           (xv) The terms and provisions of the capital stock of the Company conform in all material respects to the description thereof contained in the Registration Statement and Prospectus, and the information in the Prospectus under the captions "Description of Capital Stock," "Management -- Employee Stock Plans," and "Share Eligible For Future Sale" to the extent that it constitutes matters of law or legal conclusions, has been reviewed by such counsel and are correct in all material respects, and the form of certificate evidencing the Common Stock complies with Delaware law;

                           (xvi) The descriptions in the Registration Statement and the Prospectus of the charter and bylaws of the Company and of the GCL, the Act, and the Regulations are accurate and fairly present the information required to be presented by the Act or the Regulations;

                           (xvii) To such counsel's knowledge, there are no agreements, contracts, leases or documents of a character required to be described or referred to in the Registration Statement or Prospectus or to be filed as an exhibit to the Registration Statement that are not described or referred to therein and filed as required;

                           (xviii) The performance of this Agreement and the Warrant Agreement and the consummation of the transactions contemplated in each will not result in any violation of the Company's or Tridex's charter or bylaws, or, to such counsel's knowledge, result in a material breach or violation of any of the terms or provisions of, or constitute a material default under, any material indenture, mortgage, deed of trust, loan agreement, bond, debenture, note agreement or other evidence of indebtedness, or any material lease, contract or other agreement or instrument which has been filed as an exhibit to the Registration Statement, or, to such counsel's knowledge, any applicable statute, rule or regulation known to such counsel or, to such counsel's knowledge, any order, writ or decree of any court or governmental agency or body having jurisdiction over the Company or Tridex, or over any of the Company's or Tridex's properties or operations; provided, however, that no opinion need be rendered concerning Blue Sky laws;

                           (xix) No authorization, approval or consent of any governmental authority or agency is necessary in connection with the consummation of the transactions herein contemplated, except such as have been obtained under the Act or as may be required by the NASD, the Nasdaq National Market or under state or other securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters;

                           (xx) To such counsel's knowledge, there are no legal or governmental proceedings pending or threatened against the Company or Tridex of a character that are required to be disclosed in the Registration Statement or the Prospectus, by the Act or the Regulations;

                           (xxi) To such counsel's knowledge, no holders of Common Stock or other securities of the Company or Tridex have registration rights with respect to securities of the Company;

                           (xxii) The Company has reserved out of its authorized and unissued shares of Common Stock a number of Warrant Shares sufficient to provide for the exercise of the rights of purchase represented by the Representatives' Warrants; and

                           (xxiii) The Company is not an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940.

                  In addition, such counsel shall state that they have participated in conferences with officers and other representatives of the Company, Tridex, representatives of the independent public accountants for the Company, representatives of the independent public accountants for Tridex, and you, at which the contents of the Registration Statement and Prospectus and related matters were discussed and, although such counsel is not passing upon, and does not assume any responsibility for the accuracy, completeness or fairness of the statements, except for those referred to in Subsection (xv) of this
         Section 7(f), contained in the Registration Statement and Prospectus, no facts have come to such counsel's attention that lead them to believe that either the Registration Statement (including the incorporated documents, if any) at the time such Registration Statement became effective contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or the Prospectus (including the incorporated documents) as of its date contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that such counsel need express no opinion with respect to the financial statements, schedules and other financial and statistical data included in the Registration Statement or Prospectus.

                  In giving their opinion, Hinckley, Allen & Snyder may rely as to matters of fact, to the extent Hinckley, Allen & Snyder deems appropriate, on certificates of responsible Company and Tridex officers and public officials.

                  (g) At the Closing Date and any Option Closing Date: (i) the Registration Statement and any post-effective amendment thereto and the Prospectus and any amendments or supplements thereto shall contain all statements that are required to be stated therein in accordance with the Act and the Regulations and shall conform, in all material respects, to the requirements of the Act and the Regulations, and neither the Registration Statement nor any post-effective amendment thereto nor the Prospectus and any amendments or supplements thereto shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, (ii) since the respective dates as of which information is given in the Registration Statement and any post-effective amendment thereto and the Prospectus and any amendments or supplements thereto, except as otherwise stated therein, there shall have been no material adverse change in the properties, condition (financial or otherwise), results of operations, stockholders' equity, business or management of the Company, from that set forth therein, whether or not arising in the ordinary course of business, other than as referred to in the Registration Statement or Prospectus, (iii) since the respective dates as of which information is given in the Registration Statement and any post-effective amendment thereto and the Prospectus or any amendment or supplement thereto, there shall have been no transaction, contract or agreement entered into by the Company, other than in the ordinary course of business and as set forth in the Registration Statement or Prospectus that has not been, but would be required to be, set forth in the Registration Statement or Prospectus; (iv) no action, suit or proceeding at law or in equity shall be pending or, to the knowledge of the Company, threatened against the Company that would be required to be set forth in Prospectus, other than as set forth therein, and no proceedings shall be pending or, to the knowledge of the Company, threatened against the Company before or by any federal, state or other commission, board or administrative agency wherein an unfavorable decision, ruling or finding would materially adversely affect the properties, condition (financial or otherwise), results of operations, stockholders' equity or business of the Company, other than as set forth in the Prospectus. The Representatives shall have received at the Closing Date and any Option Closing Date certificates of each of the Chief Executive Officer and the Chief Financial Officer of the Company and of Tridex dated as of the date of the Closing Date or Option Closing Date, as the case may be, and addressed to the Representatives, individually and as the Representatives of the several Underwriters, to the effect, that the conditions set forth in this subsection have been satisfied and as to the accuracy and performance, as of the Closing Date or the Option Closing Date, as the case may be, of the agreements, representations and warranties of the Company set forth herein.

                  (h) At the time this Agreement is executed and at the Closing Date and any Option Closing Date, the Representatives shall have received a letter addressed to the Representatives, individually and as the Representatives of the several Underwriters, and in form and substance satisfactory to the Representatives in all respects (including the nonmaterial nature of the changes or decreases, if any, referred to in clause (iii) below) from Price Waterhouse LLP dated as of the date of this Agreement, the Closing Date or Option Closing Date, as the case may be:

                           (i) confirming that they are independent public
                  accountants within the meaning of the Act and the Regulations and stating that the section of the Registration Statement under the caption "Experts" is correct insofar as it relates to them;

                           (ii) They are independent certified public
                  accountants with respect to the Company and its subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder;

                           (iii) In their opinion, the financial statements and
                  any supplementary
                  financial information and schedules (and, if applicable, financial forecasts and/or pro forma financial information) examined by them and included in the Prospectus or the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations thereunder; and, if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited consolidated interim financial statements, selected financial data, pro forma financial information, financial forecasts and/or condensed financial statements derived from audited financial statements of the Company for the periods specified in such latter, as indicated in their reports thereon, copies of which have been furnished to the Representatives;

                           (iv) They have made a review in accordance with
                  standards established by the American Institute of Certified Public Accountants of the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus as indicated in their reports thereon copies of which have been separately furnished to the Representatives and on the basis of specified procedures including inquiries of officials of the Company who have responsibility for financial and accounting matters regarding whether the unaudited condensed consolidated financial statements referred to in paragraph (vii)(a) below comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations, nothing came to their attention that caused them to believe that the unaudited condensed consolidated financial statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations;

                           (v) The unaudited selected financial information with
                  respect to the consolidated results of operations and financial position of the Company for the five most recent fiscal years included in the Prospectus agrees with the corresponding amounts (after restatements where applicable) in the audited consolidated financial statements for such five fiscal years;

                           (vi) They have compared the information in the
                  Prospectus under selected captions with the disclosure requirements of Regulations S-K and on the basis of limited procedures specified in such letter nothing came to their attention as a result of the foregoing procedures that caused them to believe that this information does not conform to all material respects with the disclosure requirements of Items 301, 302 and 402, respectively, of Regulation S-K;

                           (vii) On the basis of limited procedures, not
                  constituting an examination in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company and its subsidiaries, inspection of the minute books of the Company and its subsidiaries since the date of the latest audited financial statements included in the Prospectus, inquiries of officials of the Company and its subsidiaries, responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

                           (a) the unaudited consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus
                           (i) do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations, or (ii) any material modifications should be made to the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus for them to be in conformity with generally accepted accounting principles;

                           (b) any other unaudited income statement state and balance sheet items included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included in the Prospectus;

                           (c) the unaudited financial statements which were not included in the Prospectus but from which were derived any unaudited condensed financial statements referred to in clause (a) and any unaudited income statement data and balance sheet items included in the Prospectus and referred to in clause (b) were not determined on a basis substantially consistent with the basis for the audited consolidated financial statements included in the Prospectus;

                           (d) any unaudited pro forma consolidated condensed financial statements included in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the published rules and regulations thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

                           (e) as of a specified date not more than five days prior to the date of such letter, there have been any changes in the consolidated capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest financial statements included in the Prospectus) or any increase in the consolidated long-term debt of the Company and its subsidiaries, or any decreases in consolidated net current assets or stockholders' equity or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with amounts shows in the latest balance sheet included in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

                           (f) for the period from the date of the latest financial statements included in the Prospectus to the specified date referred to in clause (e) there were any decreases in consolidated net revenues or operating profit or the total or per share amounts of consolidated net income or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Representatives, except in each case for decreases or increases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

                           (viii) In addition to the examination referred to in
                  their report(s) included in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) and (vi) above, they have carried out certain specified procedures, not constituting an examination in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives, which are derived from the general accounting records of the Company and its subsidiaries, which appear in the Prospectus, or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representatives, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.

                  (i) The Company shall have executed and delivered a Warrant Agreement in a form satisfactory to the Representatives (the "Warrant Agreement") and here shall have been tendered to the Representatives certificates representing all of the Representatives Warrants described in subsection (xvi) of Section 5, to be purchased by the Representatives on the Closing Date.

                  (j) At the Closing Date and any Option Closing Date, the Representatives shall have been furnished such additional documents and certificates as they shall reasonably request.

                  (k) No action shall have been taken by the NASD the effect of which is to make it improper, at any time prior to the Closing Date or any Option Closing Date, for members of the NASD to execute transactions as principal or as agent in the Shares or to trade or deal in the Shares, and no proceedings for the purpose of taking such action shall have been instituted or shall be pending or, to the Company's or the Representatives' knowledge, shall be contemplated by the NASD.

         If any conditions to the Underwriters' obligations hereunder to be fulfilled prior to or at the Closing Date or any Option Closing Date, as the case may be, shall not have been fulfilled, the Representatives may on behalf of the several Underwriters terminate this Agreement or, if they so elect, waive any such conditions which have not been fulfilled or extend the time for their fulfillment.

         8.       INDEMNIFICATION.

                  (a) The Company and Tridex jointly and severally shall indemnify and hold harmless each Underwriter, and each person, if any, who controls each Underwriter within the meaning of the Act or the Exchange Act, against any and all loss, liability, claim, damage and expense whatsoever, including, but not limited to, any and all expense whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever or in connection with any investigation or inquiry of, or action or proceeding that may be brought against, the respective indemnified parties, arising out of or based upon any untrue statements or alleged untrue statements of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any application or other document (in this Section 8 collectively called "application") executed by the Company or Tridex and based upon written information furnished by or on behalf of the Company or Tridex filed in any jurisdiction in order to qualify all or any part of the Shares under the securities laws thereof or filed with the SEC or the NASD, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the foregoing indemnity (i) shall not apply in respect of any statement or omission made in reliance upon and in conformity with written information furnished to the Company, Tridex or any Underwriter through the Representatives expressly for use in any Preliminary Prospectus, the Registration Statement or Prospectus, or any amendment or supplement thereof, or in any application or in any communication to the SEC, as the case may be, and (ii) with respect to any Preliminary Prospectus, shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages, liabilities or expenses purchases the Shares that are the subject thereof (or to the benefit of any person controlling such Underwriter) if at or prior to the written confirmation of the sale of such Shares a copy of an amended Preliminary Prospectus or the Prospectus (or the Prospectus as amended or supplemented) was not sent or delivered to such person and the untrue statement or omission of a material fact contained in such Preliminary Prospectus was corrected in the amended Preliminary Prospectus or Prospectus (or the Prospectus as amended or supplemented). It is understood that the statements appearing in any Preliminary Prospectus, the Prospectus or the Registration Statement
         (A) on the inside front cover page with respect to stabilization, (B) in the section entitled "Underwriting," and (C) in the section entitled "Legal Matters" with respect to the identity of counsel for the Underwriters constitute the only information furnished in writing by or on behalf of any Underwriter for inclusion in any Preliminary Prospectus, the Prospectus or the Registration Statement. This indemnity agreement will be in addition to any liability the Company and Tridex may otherwise have.

                  (b) Each Underwriter, severally and not jointly, shall indemnify and hold harmless the Company, Tridex, each of the directors of the Company and Tridex, each of the officers of the Company and Tridex who shall have signed the Registration Statement and each other person, if any, who controls the Company or Tridex within the meaning of the Act or the Exchange Act to the same extent as the foregoing indemnities from the Company or Tridex to the several Underwriters, but only with respect to any loss, liability, claim, damage or expense resulting from (i) statements or omissions, or alleged statements or omissions, if any, made in any Preliminary Prospectus, Registration Statement or Prospectus or any amendment or supplement thereof or any application in reliance upon, and in conformity with written information furnished to the Company or Tridex by any Underwriter through the Representatives with respect to any Underwriter by or on behalf of such Underwriter expressly for use in any Preliminary Prospectus, the Registration Statement or Prospectus or any amendment or supplement thereof or any application, as the case may be, (ii) the failure of any Underwriter at or prior to the written confirmation of the sale of Shares to send or deliver a copy of an amended Preliminary Prospectus or the Prospectus (or the Prospectus as amended or supplemented) to the person asserting any such losses, claims, damages, liabilities or expenses who purchased the Shares that are the subject thereof and the untrue statement or omission of a material fact contained in such Preliminary Prospectus was corrected in the amended Preliminary Prospectus or Prospectus (or the Prospectus as amended or supplemented) or (iii) the failure to qualify the offering or sale of the Shares by the several Underwriters under the state securities or Blue Sky laws or any jurisdiction referred to in Section 5(vi) hereof which failure to qualify is the result of the failure to file the pertinent materials in any such jurisdiction. This indemnity agreement will be in addition to any liability such Underwriter may otherwise have.

                  (c) If any action, inquiry, investigation or proceeding is brought against any person in respect of which indemnity may be sought pursuant to any of the two preceding paragraphs, such person (hereinafter called the "indemnified party") shall, promptly after formal notification of, or receipt of service of process for, such action, inquiry, investigation or proceeding, notify in writing the party or parties against whom indemnification is to be sought (hereinafter called the "indemnifying party") of the institution of such action, inquiry, investigation or proceeding and the indemnifying party, upon the request of the indemnified party, shall assume the defense of such action, inquiry, investigation or proceeding, including the employment of counsel (reasonably satisfactory to such indemnified party) and payment of expenses. No indemnification provided for in this
         Section 8 shall be available to any indemnified party who shall fail to give such notice if the indemnifying party does not have knowledge of such action, inquiry, investigation or proceeding and shall have been materially prejudiced by the failure to give such notice, but the omission so to notify the indemnifying party shall not relieve the indemnifying party otherwise than under this Section 8. Such indemnified party or controlling person shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless the employment of such counsel shall have been authorized in writing by the indemnifying party in connection with the defense of such action or the indemnifying party shall not have employed counsel to have charge of the defense of such action, inquiry, investigation or proceeding or such indemnified party or parties shall have been advised by counsel that there is a conflict of interest that would prevent counsel to the indemnifying party from representing both parties, in any of which events the reasonable fees and expenses of such counsel shall be borne by the indemnifying party. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate counsel (in addition to one local counsel in each jurisdiction in which any proceeding may be brought) for all indemnified parties. In the case of any such separate counsel for the Underwriters, such firm shall be designated in writing by the Representative. Expenses covered by the indemnification in this subsection (c) of this Section 8 shall be paid by the indemnifying party as they are incurred by the indemnified party. Anything in this subsection to the contrary notwithstanding, the indemnifying party shall not be liable for any settlement of any such claim effected without its written consent. The indemnifying party shall promptly notify the indemnified party of the commencement of any litigation, inquiry, investigation or proceeding against the indemnifying party or any of its officers or directors in connection with the issue and sale of any of the Shares or in connection with such Preliminary Prospectus, Registration Statement or Prospectus or any amendment thereto or supplement thereof or any such application.

                  (d) If the indemnification provided for in this Section 8 is unavailable to or is insufficient to hold harmless an indemnified party under subsections (a) or (b) of this Section 8 in respect of any losses, liabilities, claims, damages or expenses (or actions, inquiries, investigations or proceedings in respect thereof) referred to therein except either by reason of the provisions set forth in subsections (a) or (b) or the failure to give notice as required in subsection (c) (provided that the indemnifying party does not have knowledge of the action, inquiry, investigation or proceeding and has been materially prejudiced by the failure to give such notice), then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, liabilities, claims, damages or expenses (or actions, inquiries, investigations or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company or Tridex on the one hand and the Underwriters on the other from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company or Tridex on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, liabilities, claims or reasonable expenses (or actions, inquiries, investigations or proceedings in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company or Tridex on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company or Tridex bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative faults shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or Tridex on the one hand or the Underwriters on the other hand and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                  The Company, Tridex and the Underwriters agree that it would not be just and equitable if contributions pursuant to this section (d) of this Section 8 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any method or allocation that does not take account of the equitable considerations referred to above in this subsection (d) of this Section
         8. The amount
         paid or payable by an indemnified party as a result of the losses, liabilities, claims, damages or reasonable expenses (or actions, inquiries, investigations or proceedings in respect thereof) referred to above in this subsection (d) of this Section 8 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection
         (d) of this Section 8, (i) the provisions of the Agreement Among Underwriters shall govern contribution among Underwriters, (ii) no Underwriter (except as provided in the Agreement Among Underwriters) shall be required to contribute any amount in excess of the underwriting discounts and commissions applicable to the Shares purchased by such Underwriter and (iii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligation in this subsection (d) of this Section 8 to contribute are several in proportion to their respective underwriting obligations and not joint.

         9. REPRESENTATIONS AND AGREEMENTS TO SURVIVE DELIVERY. Except as the context otherwise requires, all representations, warranties and agreements contained in this Agreement shall be deemed to be representations, warranties and agreements at the Closing Date and any Option Closing Date; and such representations, warranties and agreements of the Underwriters, the Company and Tridex, including without limitation the indemnity and contribution agreements contained in Section 8 hereof and the agreements contained in Sections 6, 9, 10 and 13 hereof, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter or any controlling person, and shall survive delivery of the Shares and termination of this Agreement, whether before or after the Closing Date or any Option Closing Date.

         10.      EFFECTIVE DATE OF THIS AGREEMENT AND TERMINATION THEREOF.

                  (a) This Agreement shall become effective immediately as to Sections 6, 8, 9, 10 and 13 and, as to all other provisions, (i) if at the time of execution and delivery of this Agreement the Registration Statement has not become effective, at 9:30 A.M., Eastern time, on the first business day following the Effective Date, or (ii) if at the time of execution and delivery of this Agreement the Registration Statement has been declared effective, at 9:30 A.M., Eastern time, on the date of execution of this Agreement; but this Agreement shall nevertheless become effective at such earlier time after the Registration Statement becomes effective as the Representatives may determine by notice to the Company or Tridex or by release of any of the Shares for sale to the public. For the purposes of this Section 10, the Shares shall be deemed to have been so released upon the release for publication of any newspaper advertisement relating to the Shares or upon the release by the Representatives of telegrams (i) advising the Underwriters that the shares are released for public offering or

         (ii) offering the Shares for sale to securities dealers, whichever may occur first. The Representatives may prevent the provisions of this Agreement (other than those contained in Sections 6, 8, 9, 10 and 13) hereof from becoming effective without liability of any party to any other party, except as noted below, by giving the notice indicated in subsection (c) of this Section 10 before the time the other provisions of this Agreement become effective.

                  (b) The Representatives shall have the right to terminate this Agreement at any time prior to the Closing Date as provided in Sections 7 and 11 hereof or if any of the following have occurred: (i) since the respective dates as of which information is given in the Registration Statement and the Prospectus, any material adverse change or any development involving a prospective material adverse change in or affecting the condition, financial or otherwise, of the Company or Tridex, or the earnings, business affairs, management or business prospects of the Company or Tridex, whether or not arising in the ordinary course of business; (ii) any outbreak of hostilities or other national or international calamity or crisis or change in economic, political or financial market conditions if such outbreak, calamity, crisis or change would, in the Representatives' reasonable judgment, have a material adverse effect on the Company or Tridex, the financial markets of the United States or the offering or delivery of the Shares;
         (iii) suspension of trading generally in securities on the NYSE, the AMEX or the over-the-counter market or limitation on prices (other than limitations on hours or numbers of days of trading) for securities or the promulgation of any federal or state statute, regulation, rule or order of any court or other governmental authority which in the Representatives' reasonable opinion materially and adversely affects trading on either such Exchange or the over-the-counter market; (iv) the enactment, publication, decree or other promulgation of any federal or state statute, regulation, rule or order of any court or other governmental authority which in the Representatives' reasonable opinion materially and adversely affects or will materially and adversely affect the business or operations of the Company or Tridex; (v) declaration of a banking moratorium by either federal or state authorities; (vi) the taking of any action by any federal, state or local government or agency in respect of its monetary or fiscal affairs which in the Representatives' reasonable opinion has a material adverse effect on the securities markets in the United States; (vii) declaration of a moratorium in foreign exchange trading by major international banks or other institutions or (viii) trading in any securities of the Company or Tridex shall have been suspended or halted by the NASD or the SEC.

                  (c) If the Representatives elect to prevent this Agreement from becoming effective or to terminate this Agreement as provided in this Section 10, the Representatives shall notify the Company and Tridex thereof promptly by telephone, telex, telegraph or facsimile, confirmed by letter.

         11.      DEFAULT BY AN UNDERWRITER.

                  (a) If any Underwriter or Underwriters shall default in its or their obligation to purchase Offered Shares or Optional Shares hereunder, and if the Offered Shares or Optional Shares with respect to which such default relates do not exceed the aggregate of 10 percent of the number of Offered Shares or Optional Shares, as the case may be, that all Underwriters have agreed to purchase hereunder, then such Offered Shares or Optional Shares to which the default relates shall be purchased severally by the non-defaulting Underwriters in proportion to their respective commitments hereunder.

                  (b) If such default relates to more than 10 percent of the Offered Shares or Optional Shares, as the case may be, the Representatives may in its discretion arrange for another party or parties (including a non-defaulting Underwriter) to purchase such Offered Shares or Optional Shares to which such default relates, on the terms contained herein. In the event that the Representatives do not arrange for the purchase of the Offered Shares or Optional Shares to which a default relates as provided in this Section 11, this Agreement may be terminated by the Representatives or by the Company or Tridex without liability on the part of the several Underwriters (except as provided in Section 8 hereof) or the Company or Tridex (except as provided in Sections 6 and 8 hereof), but nothing herein shall relieve a defaulting Underwriter of its liability, if any, to the other several Underwriters and to the Company or Tridex for damages occasioned by its default hereunder.

                  (c) If the Offered Shares or Optional Shares to which the default relates are to be purchased by the non-defaulting Underwriters, or are to be purchased by another party or parties as aforesaid, the Representatives, the Company or Tridex shall have the right to postpone the Closing Date or any Option Closing Date, as the case may be, for a reasonable period but not in any event exceeding seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus or in any other documents and arrangements, and the Company agrees to file promptly any amendment to the Registration Statement or supplement to the Prospectus which in the opinion of counsel for the Underwriters may thereby be made necessary. The terms "Underwriters" and "Underwriter" as used in this Agreement shall include any party substituted under this Section 11 with like effects as if it had originally been a party to this Agreement with respect to such Offered Shares or Optional Shares.

         12. INFORMATION FURNISHED BY UNDERWRITERS. The statements appearing in any Preliminary Prospectus, the Prospectus or the Registration Statement (a) on the inside front cover page with respect to stabilization, (b) in the section entitled "Underwriting," and (c) in the section entitled "Legal Matters" with respect to the identity of counsel for the Underwriters constitute the only information furnished in writing by or on behalf of any Underwriter for inclusion in any Preliminary Prospectus, the Prospectus or the Registration Statement referred to in subsection (ii) of Section 1(a) hereof and subsections
(a) and (b) of Section 8 hereof.

         13. NOTICES. All communications hereunder, except as herein otherwise specifically provided, shall be in writing and, if sent to any Underwriter, shall be mailed, delivered, telexed, telegrammed, telegraphed or telecopied and confirmed to such Underwriter, c/o Cruttenden Roth Incorporated, 18301 Von Karman, Irvine, California 92715 Attention: James M. Stearns, Managing Director, with a copy to Heller Ehrman White & McAuliffe, 6100 Columbia Center, 701 Fifth Avenue, Seattle, Washington 98104, Attention: Michael J. Erickson, Esquire; if sent to the Company shall be mailed, delivered, telexed, telegrammed, telegraphed or telecopied and confirmed to 7 Laser Lane, Wallingford, Connecticut 06492, Attention: Bart C. Shuldman, Chief Executive Officer, with a copy to Hinckley, Allen & Snyder, One Financial Center, Boston, Massachusetts,
Attention: Stephen J. Carlotti, Esquire; if sent to the Tridex shall be mailed, delivered, telexed, telegrammed, telegraphed or telecopied and confirmed to 61 Wilton Road, Westport, Connecticut 06880, Attention: Seth M. Lukash, Chief Executive Officer, with a copy to Hinckley, Allen & Snyder, One Financial Center, Boston, Massachusetts, Attention: Stephen J. Carlotti, Esquire.

         14. PARTIES. This Agreement shall inure solely to the benefit of, and shall be binding upon, the several Underwriters, the Company, Tridex and the controlling persons, directors and officers referred to in Section 8 hereof, and their respective successors, assigns, heirs and legal representatives, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provision herein contained. The term "successors" and "assigns" shall not include any purchaser of the Shares merely because of such purchase.

         15. DEFINITION OF BUSINESS DAY. For purposes of this Agreement, "business day" means any day on which the NYSE is open for trading.

         16. COUNTERPARTS. This Agreement may be executed in one or more counterparts and all such counterparts will constitute one and the same instrument.

         17. CONSTRUCTION. This Agreement shall be governed by and construed in accordance with the laws of the State of Washington applicable to agreements made and performed entirely within such State.

         Please sign and return to us the enclosed duplicate of this letter, whereupon this letter will become a binding agreement between the Company, Tridex and the several Underwriters, in accordance with its terms.

                                       Very truly yours,

                                       TRIDEX CORPORATION




                                       By:
                                          ---------------------------
                                           Name:
                                                ---------------------
                                           Title:
                                                 --------------------

                                       TRANSACT TECHNOLOGIES INCORPORATED



                                       By:
                                          ---------------------------
                                           Name:
                                                ---------------------
                                           Title:
                                                 --------------------

The foregoing Underwriting Agreement
is hereby confirmed and accepted by
us in Irvine, California as of
the date first above written.

CRUTTENDEN ROTH INCORPORATED

Acting as Representatives of the
several Underwriters named in
the attached Schedule A.

By CRUTTENDEN ROTH INCORPORATED


By:
   --------------------------
   Its:
       ----------------------

                                   SCHEDULE I

                                                                   Number of Firm
                                                                   Common Shares
Name of Underwriter                                                to be Purchased
- -------------------                                                ---------------
Cruttenden Roth Incorporated................................
                                                                   ---------------

- ------------------------....................................
                                                                   ---------------

               TOTAL........................................
                                                                   ---------------

                                                                   ===============

                                   SCHEDULE II


Seth M. Lukash

Bart C. Shuldman

Richard L. Cote

Thomas R. Schwarz

Graham Y. Tanaka

Charles Dill

Lucy Staley

John Cygielnik